SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2004

Rainier Pacific Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

3700 Pacific Highway East, Suite 200, Fife, Washington		98424
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (253) 926-4000

Not Applicable
(Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (c)        Exhibits

            99.1     Press Release of Rainier Pacific Financial Group, Inc. dated June 22, 2004.

Item 9. Regulation FD Disclosure

            On June 22, 2004, Rainier Pacific Financial Group, Inc. issued a press release announcing the completion of the repurchase shares of its common stock to fund the Rainier Pacific Financial Group, Inc. 2004 Management Recognition Plan. A copy of the press release is attached as Exhibit 99.1 to this report.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: June 23, 2004	By: /s/ John A. Hall
John A. Hall
President and Chief Executive Officer

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Exhibit 99.1

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                                                                                                        For more information, contact:
                                                                                                        John Hall: (253) 926-4007
                                                                                                        jhall@rainierpac.com
**For Immediate Release**                                                                         or
                                                                                                        Vic Toy: (253) 926-4038
                                                                                                         vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc. Completes Repurchase Program

Tacoma, Washington - June 22, 2004 - Rainier Pacific Financial Group, Inc. (Nasdaq: RPFG) announced the completion of the repurchase of 4% of its outstanding company stock, or 337,714 shares. The repurchase program was announced on May 17, 2004 to provide awards to participants in the Company's 2004 Management Recognition Plan.

The shares were purchased between $15.70 and $16.50 per share, with an average per share price of $16.21.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Savings Bank, a Tacoma, Washington based state-chartered savings bank, operating 12 branch offices in the Tacoma-Pierce County and Federal Way areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

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Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; success of new technology; technological factors affecting operations; costs of technology; pricing of products and services; costs of constructing new buildings; time to lease excess space in Company-owned buildings; and other risks. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

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